UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2016

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

New Senior Notes

On December 12, 2016, Lincoln National Corporation (the “Company”) completed the issuance and sale of $400,000,000 aggregate principal amount of its 3.625% Senior Notes due 2026 (the “Notes”), at a price to the public of 99.882% (the “Notes Offering”). The Notes Offering was completed pursuant to the Prospectus, filed as a part of the Company’s Registration Statement on Form S-3, dated December 19, 2014 (the “Form S-3”), as supplemented by a prospectus supplement in preliminary form dated December 5, 2016 and in final form dated December 5, 2016 and a free writing prospectus dated December 5, 2016. In connection with the Notes Offering, the Company entered into an Underwriting Agreement, dated December 5, 2016 (the “Underwriting Agreement”), with Wells Fargo Securities, LLC; Goldman, Sachs & Co.; J.P. Morgan Securities LLC and BNP Paribas Securities Corp. (collectively, the “Underwriters”). The Notes were sold to the Underwriters with underwriting discounts and commissions of 0.650%. The Notes were issued under the Senior Indenture, dated as of March 10, 2009, between the Company and The Bank of New York Mellon, as trustee (the “Senior Indenture”).

The Notes are the Company’s senior unsecured debt obligations, and rank equally with all of the Company’s other present and future unsecured unsubordinated obligations. The Notes bear interest at a per-annum rate of 3.625%. The Company will make interest payments on the Notes semi-annually in arrears on March 12 and September 12 of each year, beginning on March 12, 2017. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Notes will mature on December 12, 2026. However, the Notes are redeemable, in whole or in part, at the Company’s option, at any time or from time to time prior to September 12, 2026, by paying the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the make-whole amount, plus, in each case, accrued and unpaid interest to the date of redemption. “Make-whole amount” means the sum of the present values of the remaining scheduled payments on the Notes to be redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable treasury rate plus 20 basis points. “Remaining scheduled payments” means the remaining scheduled payments of principal and interest on the Notes that would be due after the related redemption date if such Notes matured on September 12, 2026, but for that redemption. If that redemption date is not an interest payment date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on such Notes will be reduced by the amount of interest accrued to such redemption date. The Notes are redeemable, in whole or in part, at the option of the Company, at any time or from time to time on or after September 12, 2026, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed.

The Senior Indenture contains customary events of default. If an event of default exists under the Senior Indenture, the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of all of the Notes, together with accrued interest, if any, to be immediately due and payable.

From time to time, in the ordinary course of their business, certain of the Underwriters and their affiliates have provided, and may in the future provide, various financial advisory, investment banking, commercial banking or investment management services to us and our affiliates, for which they have received and may continue to receive customary fees and commissions. In particular, Wells Fargo Securities, LLC and JPMorgan Chase Bank, N.A. serve as joint lead arrangers and joint bookrunners, Wells Fargo Bank, National Association serves as syndication agent, and Wells Fargo Bank, National Association, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A. and BNP Paribas serve as lenders on our revolving credit facility. Additionally, certain of the Underwriters and their respective affiliates may hold positions in the debt securities included in the Tender Offers (as defined below) for their own account and/or for the accounts of their customers. Further, Wells Fargo Securities, LLC is acting as a dealer manager for the Tender Offers. In addition, the Underwriters and their affiliates may, from time to time, engage in transactions with or perform services for us in the ordinary course of business, including acting as distributors of various life, annuity, defined contribution and investment products of our subsidiaries. From time to time, certain of the Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in our debt or equity securities or loans, and may do so in the future.

The Company has determined that the closing of the Notes Offering satisfies the financing condition of its previously announced cash tender offers for certain of the Company’s outstanding senior notes (the “Tender Offers”) as described in the Company’s offer to purchase, dated December 5, 2016. The Tender Offers remain subject to certain other conditions, including the absence of any adverse legal and market developments.

The foregoing summary of the terms of the Underwriting Agreement and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, attached hereto as Exhibit 1.1; (ii) the Senior Indenture, incorporated by reference in Exhibit 4.1 to the Form S-3; and (iii) the form of the Notes, attached hereto as Exhibit 4.1, which are incorporated herein by reference.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 5, 2016, between Lincoln National Corporation, on the one hand, and Wells Fargo Securities, LLC; Goldman, Sachs & Co.; J.P. Morgan Securities LLC and BNP Paribas Securities Corp., on the other hand.

4.1	Form of 3.625% Senior Notes due 2026.

5.1	Opinion of Stephen E. Rahn, Senior Vice President and Associate Senior Counsel of Lincoln National Corporation.

5.2	Opinion of Wachtell, Lipton, Rosen & Katz.

23.1	Consent of Stephen E. Rahn, Senior Vice President and Associate Senior Counsel of Lincoln National Corporation (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2 of this Current Report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION
(Registrant)

Date: December 12, 2016	By:	/s/ Randal J. Freitag
		Name:	Randal J. Freitag
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 5, 2016, between Lincoln National Corporation, on the one hand, and Wells Fargo Securities, LLC; Goldman, Sachs & Co.; J.P. Morgan Securities LLC and BNP Paribas Securities Corp., on the other hand.

4.1	Form of 3.625% Senior Notes due 2026.

5.1	Opinion of Stephen E. Rahn, Senior Vice President and Associate Senior Counsel of Lincoln National Corporation.

5.2	Opinion of Wachtell, Lipton, Rosen & Katz.

23.1	Consent of Stephen E. Rahn, Senior Vice President and Associate Senior Counsel of Lincoln National Corporation (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2 of this Current Report on Form 8-K).